UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	December 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Growth Opportunities Fund

December 31, 2009

	Number of
	Shares	Value
Common Stock – 100.47%
Basic Industry/Capital Goods – 9.07%
Agrium	69,200	$4,255,800
*Cliffs Natural Resources	43,800	2,018,742
Flowserve	38,400	3,629,952
*Joy Global	81,400	4,199,426
*†Mettler-Toledo International	13,300	1,396,367
*†Quanta Services	131,700	2,744,628
*Roper Industries	84,500	4,425,265
		22,670,180
Business Services – 8.55%
†Corrections Corporation of America	160,800	3,947,640
Dun & Bradstreet	38,800	3,273,556
*†Fiserv	50,900	2,467,632
*Global Payments	85,700	4,615,802
†Hewitt Associates Class A	105,600	4,462,656
*†Iron Mountain	115,100	2,619,676
		21,386,962
Consumer Durables – 1.58%
†LKQ	201,100	3,939,549
		3,939,549
Consumer Non-Durables – 16.95%
†Amazon.com	37,800	5,084,856
American Eagle Outfitters	218,000	3,701,640
†Chico's	251,500	3,533,575
Coach	127,900	4,672,187
†Dollar Tree	141,000	6,810,300
*†GameStop Class A	112,900	2,477,026
Gap	196,400	4,114,580
*†Rue21	47,700	1,339,893
*†Urban Outfitters	235,000	8,222,650
*Williams-Sonoma	117,200	2,435,416
		42,392,123
Consumer Services – 2.35%
†Bally Technologies	60,600	2,502,174
*Host Hotels & Resorts	170,300	1,987,401
*Wynn Resorts	23,700	1,380,051
		5,869,626
Energy – 8.03%
Chesapeake Energy	120,100	3,108,188
*Core Laboratories	32,640	3,855,437
*Diamond Offshore Drilling	31,500	3,100,230
*†First Solar	16,900	2,288,260
National Oilwell Varco	68,500	3,020,165
Noble Energy	66,200	4,714,764
		20,087,044
Financials – 7.01%
†Affiliated Managers Group	37,400	2,518,890
Aon	55,600	2,131,704
†Artio Global Investors	93,000	2,370,570
Federated Investors Class B	85,900	2,362,250
Hanover Insurance Group	56,700	2,519,181
†IntercontinentalExchange	26,500	2,975,950
People's United Financial	158,800	2,651,960
		17,530,505
Health Care – 21.02%
†@Abraxis BioScience	23,825	966,104
Aetna	192,800	6,111,760
†Affymax	90,000	2,226,600
†Biogen Idec	80,500	4,306,750

†Boston Scientific	594,200	5,347,800
Cardinal Health	244,300	7,876,231
†CareFusion	215,550	5,390,906
*†Cephalon	92,400	5,766,684
†Charles River Laboratories International	124,800	4,204,512
*†Savient Pharmaceuticals	210,600	2,866,266
*†Stericycle	38,800	2,140,596
*Stryker	106,000	5,339,220
		52,543,429
Technology – 22.19%
†Activision Blizzard	271,900	3,020,809
*†Akamai Technologies	191,700	4,855,762
†American Tower Class A	82,400	3,560,504
ASML Holding	111,438	3,798,921
*†Avago Technologies	142,200	2,600,838
†Citrix Systems	109,200	4,543,812
†CommScope	167,500	4,443,775
†F5 Networks	63,000	3,337,740
*†Lam Research	103,000	4,038,630
*†LSI	737,400	4,431,774
*†Nuance Communications	287,000	4,459,980
†Red Hat	84,400	2,607,960
*†Riverbed Technology	158,700	3,645,339
*†Sybase	97,200	4,218,480
†Teradyne	178,700	1,917,451
		55,481,775
Transportation – 1.89%
Hunt (J.B.) Transport Services	146,600	4,730,782
		4,730,782
Utilities – 1.83%
ITC Holdings	88,000	4,583,920
		4,583,920
Total Common Stock (cost $192,700,929)		251,215,895

Total Value of Securities Before Securities Lending Collateral – 100.47%
(cost $192,700,929)		251,215,895

Securities Lending Collateral** – 12.93%
Investment Companies**
Mellon GSL DBT II Collateral Fund	24,884,168	24,884,168
BNY Mellon SL DB II Liquidating Fund	7,501,654	7,415,385
†@Mellon GSL Reinvestment Trust II	627,630	26,674
Total Securities Lending Collateral (cost $33,013,452)		32,326,227

Total Value of Securities – 113.40%
(cost $225,714,381)		283,542,122 ©
Obligation to Return Securities Lending Collateral** – (13.20%)		(33,013,452)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.20%)		(499,463)
Net Assets Applicable to 15,105,735 Shares Outstanding – 100.00%		$250,029,207

*Fully or partially on loan.
†Non income producing security.
**See Note 3 in “Notes.”
©Includes $32,216,148 of securities loaned.
@Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $992,778, which represented 0.40% of the Fund's net assets. See Note 4 in "Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Group Equity Funds IV – Delaware Growth Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006 – September 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended September 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investments
At December 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At December 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$227,223,872
Aggregate unrealized appreciation	59,370,867
Aggregate unrealized depreciation	(3,052,617)
Net unrealized appreciation	$56,318,250

For federal income tax purposes, at December 31, 2009, capital loss carryforwards of $14,841,421 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value, and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$251,215,895	$-	$-	$251,215,895
Securities Lending Collateral	24,884,168	7,415,385	26,674	32,326,227
Total	$276,100,063	$7,415,385	$26,674	$283,542,122

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 9/30/09	$63
Net change in unrealized
appreciation/depreciation	26,611
Balance as of 12/31/09	$26,674

Net change in unrealized appreciation/depreciation
from investments still held as of 12/31/09	$26,611

In January 2010, the FASB issued an Accounting Standards Update,Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending September 30, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (“Cash/Overnight Assets”). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), which generally holds the portfolio securities of the Fund’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2009, the value of securities on loan was $32,216,148, for which the Fund received collateral, comprised of non-cash collateral valued at $82,038, and cash collateral of $33,013,452. At December 31, 2009, the value of invested collateral was $32,326,227. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid- sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended December 31, 2009. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 25, 2010, the date of issuance of the Fund's schedule of portfolio holdings, and determined that, except as disclosed, there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

7. Strategy and Name Change Approved
On January 19, 2010, the Board of Trustees of Delaware Group Equity Funds IV approved changes to the Fund’s name, investment objective, investment strategies, and policies to reposition the Fund as a focus smid-cap growth fund. Under the Fund’s new investment strategies and policies, the Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies. The Fund’s investment strategies and policies have been revised to focus on small- and mid-capitalization companies that are expected to grow faster than the U.S. economy. The Fund’s current investment objective seeks to provide long-term capital growth. The Fund’s new investment objective will seek long-term capital appreciation. The Fund will generally hold 25 to 30 stocks although from time to time the Fund may hold fewer or more names depending on the investment manager’s assessment of the investment opportunities available. In connection with these changes, the Fund will change its name to Delaware Smid Cap Growth Fund.

In addition, in connection with the repositioning of the Fund as a smid-cap growth equity fund, the Fund’s performance will be measured against a new benchmark that the investment manager believes is a more appropriate benchmark of the Fund’s investments. The Fund’s current benchmark is the Russell Midcap® Growth Index. To reflect the Fund’s new strategy, the Fund’s performance will be measured against the Russell 2500® Growth Index.

The changes to the Fund’s name and objective will become effective on or about March 22, 2010. The Fund will be transitioned to a focus smid-cap growth fund over the period ending on or about February 22, 2010. For more information see the Supplement to the Fund’s prospectus dated January 21, 2010.

Schedule of Investments (Unaudited)

Delaware Healthcare Fund

 December 31, 2009

	Number of
	Shares	Value
Common Stock – 100.59%²
Biotechnology – 11.89%
†Cardiome Pharma	3,000	$13,350
†Human Genome Sciences	3,000	91,800
†Ligand Pharmaceuticals Class B	19,000	41,230
†OSI Pharmaceuticals	9,500	294,785
†Regeneron Pharmaceuticals	3,200	77,376
†Talecris Biotherapeutics Holdings	5,500	122,485
		641,026
Blue Chip Medical Products – 52.20%
Abbott Laboratories	4,000	215,960
†Amgen	1,600	90,512
AstraZeneca ADR	4,500	211,230
†Biogen Idec	3,000	160,500
†Boston Scientific	25,500	229,500
Bristol-Myers Squibb	922	23,281
†Genzyme	2,000	98,020
GlaxoSmithKline ADR	8,000	338,000
Johnson & Johnson	2,500	161,025
Lilly (Eli)	10,000	357,099
Mead Johnson Nutrition	681	29,740
Medtronic	2,550	112,149
Pfizer	19,001	345,619
Sanofi-Aventis ADR	2,750	107,993
±†Smith & Nephew	7,000	71,878
†St. Jude Medical	3,000	110,340
Stryker	3,000	151,110
		2,813,956
Healthcare Services – 12.04%
Aetna	5,000	158,500
†CardioNet	19,500	115,830
Quest Diagnostics	1,500	90,570
UnitedHealth Group	5,500	167,640
†WellPoint	2,000	116,580
		649,120
Medical Distributor – 6.88%
Cardinal Health	11,500	370,760
		370,760
Other – 1.26%
†MEMC Electronic Materials	5,000	68,100
		68,100
Small/Mid-Cap Medical Products – 16.32%
†CareFusion	3,000	75,030
†Celera	10,500	72,555
†Cephalon	2,000	124,820
†Charles River Laboratories International	1,500	50,535
±Fresenius	4,500	280,342
†Martek Biosciences	3,000	56,820
Perrigo	3,000	119,520
†TranS1	8,500	33,575
†Wright Medical Group	3,500	66,325
		879,522
Total Common Stock (cost $4,685,093)		5,422,484

Total Value of Securities – 100.59%
(cost $4,685,093)		5,422,484
Liabilities Net of Receivables and Other Assets (See Notes) – (0.59%)		(31,950)
Net Assets Applicable to 542,707 Shares Outstanding – 100.00%		$5,390,534

†Non income producing security.
²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
±Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $352,220, which represented 6.53% of the Fund’s net assets. See Note 1 in "Notes."

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds IV – Delaware Healthcare Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2008 – September 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended September 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investments
At December 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At December 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$4,728,412
Aggregate unrealized appreciation	$765,535
Aggregate unrealized depreciation	(71,463)
Net unrealized appreciation	$694,072

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value, and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total
Common Stock	$5,070,264	$352,220	$5,422,484

There were no level 3 securities at the beginning or end of the period.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2009.

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund which invests in a broad range of industries

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 25, 2010, the date of issuance of the Fund's schedule of portfolio holdings, and determined that, except as disclosed, there were no material events or transactions that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Schedule of Investments (Unaudited)

Delaware Global Real Estate Securities Fund

December 31, 2009

	Number of	Value
	Shares	(U.S. $)
Common Stock – 99.63%Δ
Australia – 10.89%
±CFS Retail Property Trust	5,228	$8,902
±Dexus Property Group	17,187	13,039
±Goodman Group	32,457	18,362
=†@GPT Group - In Specie	39,900	0
±ING Office Fund	21,266	12,088
±Mirvac Group	12,169	16,979
±Stockland	8,257	29,091
±Westfield Group	7,384	82,642
		181,103
Austria – 0.70%
±†Conwert Immobilien Invest	958	11,695
		11,695
Brazil – 0.92%
†BR Malls Participacoes	1,244	15,345
		15,345
Canada – 3.20%
Brookfield Properties	1,153	13,974
Canadian Real Estate Investment Trust	361	9,318
Dundee Real Estate Investment	335	6,616
RioCan Real Estate Investment Trust	1,238	23,390
		53,298
Finland – 0.65%
±†Sponda	2,773	10,810
		10,810
France – 5.52%
±Klepierre	523	21,161
±Unibail-Rodamco	322	70,644
		91,805
Germany – 1.03%
±†Alstria Office	1,529	17,140
		17,140
Hong Kong – 14.55%
±China Overseas Land & Investment	10,287	21,553
±China Resources Land	7,573	17,046
±Great Eagle Holdings	7,000	18,150
±Henderson Land Development	4,055	30,301
±Kerry Properties	3,000	15,173
±Kowloon Development	13,000	15,050
±Shun Tak Holdings	23,848	14,886
±Sino Land	12,000	23,102
±Sun Hung Kai Properties	5,830	86,684
		241,945
Italy – 0.63%
±Beni Stabili	12,768	10,432
		10,432
Japan – 10.24%
±Japan Real Estate Investment	2	14,753
±Mitsubishi Estate	3,500	55,917
±Mitsui Fudosan	2,100	35,530
±Nippon Accomdations Fund	2	10,468
±Sumitomo Realty & Development	2,000	37,779
±United Urban Investment	3	15,869
		170,316
Netherlands – 1.65%
±Corio	404	27,488
		27,488

Singapore – 5.19%
±CapitaLand	13,893	41,206
±CapitaRetail China Trust	11,000	9,952
±Parkway Life Real Estate Investment Trust	15,068	13,022
±Suntec Real Estate Investment Trust	10,132	9,698
±Wing Tai Holdings	9,660	12,481
		86,359
Sweden – 1.09%
±†Hufvudstaden Class A	2,383	18,048
		18,048
Switzerland – 0.97%
±†PSP Swiss Property	285	16,081
		16,081
United Kingdom – 6.38%
†±Big Yellow Group	1,042	5,914
±British Land	2,243	17,300
±Great Portland Estates	2,719	12,729
±Hammerson	3,910	26,629
±Land Securities Group	2,228	24,430
†ProLogis European Properties	132	1,191
†±ProLogis European Properties - PDF	2,929	17,930
		106,123
United States – 36.02%
Alexandria Real Estate Equities	216	13,887
AMB Property	259	6,617
Apartment Investment & Management	669	10,650
AvalonBay Communities	179	14,698
BioMed Realty Trust	286	4,513
Boston Properties	341	22,871
Brandywine Realty Trust	824	9,394
Camden Property Trust	477	20,210
Digital Realty Trust	399	20,062
Duke Realty	1,037	12,620
Entertainment Properties Trust	489	17,247
Equity Lifestyle Properties	172	8,681
Equity Residential	747	25,234
Federal Realty Investment Trust	179	12,122
Government Properties Income Trust	430	9,881
HCP	888	27,120
Health Care REIT	369	16,354
Host Hotels & Resorts	1,611	18,800
Kilroy Realty	245	7,514
Kimco Realty	557	7,536
Liberty Property Trust	320	10,243
Macerich	624	22,443
Mack-Cali Realty	216	7,467
National Retail Properties	421	8,934
Nationwide Health Properties	407	14,318
†Pebblebrook Hotel Trust	125	2,751
ProLogis	955	13,074
Public Storage	409	33,313
Ramco-Gershenson Properties Trust	989	9,435
Simon Property Group	1,170	93,383
SL Green Realty	477	23,964
Tanger Factory Outlet Centers	315	12,282
UDR	904	14,862
Ventas	320	13,997
Vornado Realty Trust	467	32,687
		599,164
Total Common Stock (cost $1,411,275)		1,657,152
Preferred Stock – 0.35%
Public Storage	250	5,823
Total Preferred Stock (cost $5,635)		5,823

Total Value of Securities – 99.98%
(cost $1,416,910)		1,662,975
Receivables and Other Assets Net of Liabilities (See Notes) – 0.02%		366
Net Assets Applicable to 339,727 Shares Outstanding – 100.00%		$1,663,341

ΔSecurities have been classified by country of origin.
†Non income producing security.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes.”
±Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $988,154, which represented 59.41% the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 3 in “Notes.”

REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds IV – Delaware Global Real Estate Securities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – Federal Income Taxes - No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2008 – September 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended September 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investments
At December 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At December 31, 2009, the cost of investments was $1,672,034. At December 31, 2009, net unrealized depreciation was $9,060, of which $133,571 related to unrealized appreciation of investments and $142,631 related to unrealized depreciation of investments.

For federal income tax purposes, at December 31, 2009, capital loss carryforwards of $602,743 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U. S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value, and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$667,807	$988,154	$1,191	$1,657,152
Other	-	5,823	-	5,823
Total	$667,807	$993,977	$1,191	$1,662,975

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock
Balance as of 9/30/09	$0
Purchases	1,124
Net change in unrealized
appreciation/depreciation	67
Balance as of 12/31/09	$1,191

Net change in unrealized appreciation/depreciation
from investments still held as of 12/31/09	$67

In January 2010, the FASB issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending September 30, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP) and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

5. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 25, 2010, the date of issuance of the Fund's schedule of portfolio holdings, and determined that, except as disclosed, there were no material events or transactions that would require recognition or disclosure in the Fund's schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: